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                                                                    EXHIBIT 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-30447) of Universal Outdoor Holdings, Inc. of our reports dated (i) February 28, 1997 appearing as Exhibit 99.2, (ii) February 28, 1997, appearing as Exhibit 99.5 and (iii) June 14, 1996 appearing as Exhibit 99.4 of this Form 8-K.

Price Waterhouse LLP

Chicago, Illinois
July 31, 1997